Exhibit 10.4

EXTENSION OF LEASE

COME NOW the Roben Family Limited Partnership, L.P., by and through Douglas R. Roben, General Partner, and eAcceleration Corporation, by and through Clinton Ballard, CEO, to agree as follows:

1.                                       The parties entered into a lease beginning February 1, 2000.

2.                                       eAcceleration is presently current in its lease obligations and not in default in any way;

3.                                       eAcceleration continues to occupy the lower level (10,190 square feet) and the parties agree to extend the lease from September 1, 2005 to August 31, 2008 on the same terms and conditions, except for Sections 4 and 5 (pages 3, 4 and 5 of the original lease). The new Sections 4 and 5 are attached hereto and incorporated herein as though fully set forth.

4.                                       All terms and conditions of the February 1, 2000 lease shall remain in full force and effect except Section 4 shall be amended as attached.

DATED this 30 day of August, 2005.

ROBEN FAMILY LIMITED PARTNERSHIP, L.P.	eACCELERATION CORPORATION

/s/ Douglas E. Roben	/s/ Clinton Ballard
DOUGLAS E. ROBEN, General Partner	CLINTON BALLARD, CEO

STATE OF WASHINGTON	)
) ss.
COUNTY OF KITSAP	)

I certify that I know or have satisfactory evidence that DOUGLAS R. ROBEN is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument, and acknowledged it as the Manager of Roben Family Limited Partnership, L.P. to be the free and voluntary act of such party for the uses and purposes therein mentioned.

Dated:	August 18, 2005

Signature of
Notary Public	/s/ Jeffrey L. Tolman

JEFFREY L. TOLMAN
(printed name of Notary Public)

My appointment expires	4-10-06

STATE OF WASHINGTON	)
) ss.
COUNTY OF KITSAP	)

I certify that I know or have satisfactory evidence that CLINTON BALLARD is the person who appeared before me, and said person acknowledged that he signed this instrument, on oath stated that he was authorized to execute the instrument, and acknowledged it as the CEO of eAcceleration to be the free and voluntary act of such party for the uses and purposes therein mentioned.

[SEAL]	Dated:	8/30/05

Signature of
	Notary Public	/s/ L. E. Elfendahl

L. E. Elfendahl
(printed name of Notary Public)

	My appointment expires	6/20/06